Rule 497(e)
File Nos. 333-70963 & 811-09201

Executive Benefit VUL - Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by Great-West Life & Annuity Insurance Company
in connection with its COLI VUL-2 Series Account

Supplement dated February 12, 2016
to the Prospectus and Statement of Additional Information dated May 1, 2015

This Supplement amends certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2015.

On December 17, 2015, the Board of Directors of Great-West Funds, Inc. approved the merger of the Great-West Small Cap Growth Fund (the “Existing Fund”) with and into the Great-West S&P Small Cap 600® Index Fund (the “Replacement Fund”), another series of Great-West Funds (the “Merger”).

On or about March 9, 2016, Owners with assets invested in the Sub-Account that invests in the Existing Fund will automatically receive proportionate assets in the Sub-Account that invests in the Replacement Fund, based on each fund’s net asset value. At any time prior to the Merger, Owners may transfer from the Existing Fund to another available investment option. As of close of business on or about March 9, 2016, any assets remaining in the Sub-Account for the Existing Fund will be automatically transferred into the Sub-Account for the Replacement Fund.

Effective on or about March 9, 2016, under the heading “Fund Investment Objectives, Great-West Funds, Inc.,” the description and disclosure regarding the Great-West Small Cap Growth Fund (Initial Class) is deleted and replaced with the following:

Great-West S&P Small Cap 600® Index Fund (Initial Class) seeks investment results, before fees, that track the total return of the common stocks that comprise the Standard & Poor’s (S&P) 600® Index. Mellon Capital Management Corporation (“Mellon Capital”) of New York, New York serves as the sub-adviser.

If you have any questions or would like assistance, please contact the Company toll-free at (888) 353-2654 or via e-mail at www.greatwest.com/executivebenefits.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information dated May 1, 2015.

Please read this Supplement carefully and retain it for future reference.